Exhibit 10.10

AMENDMENT NO. 1

TO THE

SPONSOR TRANFSER AGREEMENT

This Amendment Number 1 to the Sponsor Transfer Agreement (“Amendment”) between ETF Managers Capital LLC (“ETFMG”), a Delaware limited liability company, and Amplify Investments LLC (“Amplify”), a Delaware limited liability company, is made and entered into as of this 13th day of February, 2024.

WHEREAS, ETFMG and Amplify entered into a Sponsor Transfer Agreement dated December 28, 2023 (the “Transfer Agreement”); and

WHEREAS, the Transfer Agreement provides for the withdrawal of ETFMG as the sponsor of ETF Managers Group Commodity Trust I (the “Trust”) and the simultaneous appointment of Amplify as sponsor of the Trust (the “Sponsor Replacement”), effective as of the later of the closing date of the asset purchase agreement between ETFMG and Amplify or (b) the effective date of a post-effective amendment to the Trust’s registration statement (the “PEA”) that discloses that Amplify is the Trust’s sponsor (“Transfer Date”); and

WHEREAS, the parties wish to amend the Transfer Agreement so that the Sponsor Replacement occurs prior to the effectiveness of the PEA;

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the Transfer Agreement is hereby amended as follows:

1.	Section 1.A is hereby deleted and replaced in its entirety with the following:

ETFMG shall appoint Amplify as the sponsor of the Trust, Amplify shall accept such appointment, and ETFMG shall withdraw as the sponsor to the Trust, each of which actions to be deemed to occur at 4:01 p.m. E.S.T. on February 14, 2024, or at such later time and date as may be mutually agreed upon by the parties (“Transfer Date”).

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Transfer Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Transfer Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

ETF MANAGERS CAPITAL LLC

By:	/s/ Matthew Bromberg
Name:	Matthew Bromberg
Title:	Managing Member

AMPLIFY INVESTMENTS LLC

By:	/s/ David Wilding
Name:	David Wilding
Title:	Chief Operating Officer